UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

GIGA-TRONICS INCORPORATED
(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or other jurisdiction of incorporation)	Commission File No.	(IRS Employer Identification Number)

4650 Norris Canyon Road, San Ramon, CA 94583
(Address of principal executive offices, including zip code)

(925) 328-4650
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 3, 2014, Giga-tronics Incorporated (the “Company”) held its annual meeting of shareholders. There were issued and outstanding on July 21, 2014, the record date for the meeting, 5,091,747 shares of Common Stock and an aggregate of 18,534 shares of Convertible Voting Perpetual Preferred Stock eligible to vote. The Convertible Voting Perpetual Preferred Stock, all of which is held by Alara Capital AVI II, LLC, entitles the holder to vote with holders of the Common Stock at the rate of 100 votes per share.

Holders of a total of 4,377,044 (85.96%) shares of Common Stock and 18,534 (100%) shares of Convertible Voting Perpetual Preferred Stock were present at the meeting in person or represented by proxy.

All proposals passed, with the votes listed below.

1.	Elect seven directors to the Company’s Board of Directors for the ensuing year:

Election of Directors	Votes For*	Votes Withheld	Abstentions and Broker Nonvotes
Gordon L. Almquist	3,065,937	127,390	3,037,117
James A. Cole	3,065,637	127,690	3,037,117
Garrett A. Garrettson	3,061,567	131,760	3,037,117
Kenneth A. Harvey	3,066,467	126,860	3,037,117
Lutz P. Henckels	2,818,557	374,770	3,037,117
John R. Regazzi	3,066,367	126,960	3,037,117
William J. Thompson	3,027,301	166,026	3,037,117

* Totals include 1,853,400 votes represented by 18,534 shares of the Company’s Convertible Voting Perpetual Preferred Stock.

The foregoing proposal passed; all nominees have been elected as Directors for the ensuing year.

2.	Ratify the appointment of Crowe Horwath, LLP as independent certified public accountants for the fiscal year ending March 30, 2014:

Votes For*	Against	Abstain
6,011,820	120,504	98,120

* Total includes 1,853,400 votes represented by 18,534 shares of the Company’s Convertible Voting Perpetual Preferred Stock.

The foregoing proposal has been approved.

3.	To Approve the amendment of the Giga-tronics Incorporated 2005 Equity Incentive Plan (the “2005 Plan”) to provide for the extension of the 2005 Plan through July 19, 2025.

Votes For*	Against	Abstain	Broker Nonvotes
2,731,556	455,626	6,145	3,037,117

* Total includes 1,853,400 votes represented by 18,534 shares of the Company’s Convertible Voting Perpetual Preferred Stock.

The foregoing proposal has been approved.

4.	To Approve on an advisory basis the named executive officer compensation;

Votes For*	Against	Abstain	Broker Nonvotes
2,948,345	186,937	58,045	3,037,117

* Total includes 1,853,400 votes represented by 18,534 shares of the Company’s Convertible Voting Perpetual Preferred Stock.

The foregoing proposal has been approved on an advisory basis.

5.	Ratify the material terms of the performance criteria for performance-based awards under the 2005 Plan.

Votes For*	Against	Abstain	Broker Nonvotes
2,687,401	453,594	52,332	3,037,117

* Total includes 1,853,400 votes represented by 18,534 shares of the Company’s Convertible Voting Perpetual Preferred Stock.

The foregoing proposal has been approved.

No other matters were presented for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED
Date: September 3 , 2014
By: /s/ Steven D. Lance
Steven D. Lance
Vice President, Finance, Chief Financial Officer